UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13395	56-201079
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 21, 2013, we issued a press release announcing certain financial results for our fiscal quarter ended September 30, 2013.

A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation materials for our conference call scheduled for Monday, October 21, 2013 at 10:00 am Eastern Time are attached hereto as Exhibit 99.2.

Item 7.01.	Regulation FD Disclosure.

On October 21, 2013, we issued a press release announcing the approval of a quarterly cash dividend. A copy of the press release is attached hereto as Exhibit 99.3.

On October 21, 2013, we also issued a press release announcing our intent to open pre-owned specialty retail sales locations and our “One Sonic One Experience” initiative. A copy of the press release is attached hereto as Exhibit 99.4.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Sonic Automotive, Inc. dated October 21, 2013

99.2	Presentation materials

99.3	Press release of Sonic Automotive, Inc. dated October 21, 2013

99.4	Press release of Sonic Automotive, Inc. dated October 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss
Stephen K. Coss
Senior Vice President and General Counsel

Dated: October 21, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Sonic Automotive, Inc. dated October 21, 2013

99.2	Presentation materials

99.3	Press release of Sonic Automotive, Inc. dated October 21, 2013

99.4	Press release of Sonic Automotive, Inc. dated October 21, 2013

4